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                                                                   EXHIBIT 10.57


                                                               June 11, 1997


Empire Industries, Inc.
501 Daniel Street
Tarboro, North Carolina

          Re:  Fourth Amendment to Loan and Security Agreement

Dear ____________________:

          Reference is made to that certain Loan and Security Agreement (the "Loan Agreement") dated as of May 29, 1996 among Empire Industries, Inc. ("Empire"), LaSalle National Bank, as collateral agent for itself ("LaSalle"), BT Commercial Corporation, as a lender ("BTCC") and each other lender now or hereafter a party to the Loan Agreement (LaSalle, BTCC, and each such other lender are sometimes collectively referred to as "Lenders"), BTCC as administrative agent for all Lenders and all other Lenders. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement. Reference is further made to
(a) that certain First Amendment to Amended and Restated Loan and Security Agreement dated December 6, 1996 among Empire, Agents and Lenders (the "First Amendment"), (b) that certain Consent and Second Amendment to Loan and Security Agreement dated February 4, 1997 among Empire, Agents and Lenders (the "Second Amendment") and (c) that certain letter amendment dated April 30, 1997 among Empire, Agents and Lenders (the "Third Amendment").

          The parties hereto hereby agree as follows:

          1. Pursuant to the First Amendment, a new subparagraph 13(n) was added to the Loan Agreement, which required that Borrower receive an equity contribution of at least $6,000,000 during the period from November 15, 1996 and April 30, 1997, on terms and subject to conditions satisfactory to Agents and Lenders. Pursuant to the Third Amendment, such period was extended to May 31, 1997. The parties hereto hereby agree to extend the date by which such equity contribution must be received by Borrower from May 31, 1997 to June 30, 1997.

          2. Pursuant to paragraph 2 of the Second Amendment, Agents and Lenders agreed to negotiate with Borrower in good faith to set new covenant levels for the covenants contained in Paragraphs 12(o) and 12(p) of the Loan Agreement, to be effective beginning May 1, 1997 and further agreed that in the event such negotiations did not result in an agreement, commencing May 1, 1997 the covenant levels currently contained in Paragraphs 12(o) and 12(p) would be reinstated. Pursuant to the Third Amendment the parties agreed to extend the date for setting new covenant levels to June 1. The parties hereto hereby agree to extend the date by which either such new covenants shall become effective or the


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Empire Industries, Inc.
June 11, 1997
Page 2


current covenants shall be reinstated from June 1, 1997 to July 1, 1997.

          Except as expressly provided hereby, the Loan Agreement, as amended, shall remain unchanged and in full force and effect in accordance with the terms thereof.

          This letter shall not become effective until executed by all parties hereto.

                                            Very truly yours,

                                             LASALLE NATIONAL BANK,
                                             as Collateral Agent and a Lender


                                             By   /s/ Robert Corsentino
                                             --------------------------------
                                             Its  Senior Vice President

Consented and agreed to this 5th day of
June, 1997.


BT COMMERCIAL CORPORATION,
 as Administrative Agent and a Lender

By   /s/ Philip Isom
---------------------------------------
Its  Associate

CONGRESS FINANCIAL CORPORATION
 (CENTRAL), as a Lender

By   /s/ Brett Mook
---------------------------------------
Its  Vice President

THE CIT GROUP/CREDIT FINANCE, INC.,
 as a Lender

By   /s/ Terrance Shope
---------------------------------------
Its  Vice President

FINOVA CAPITAL CORPORATION,
 as a Lender

By   /s/ Pete Martinez
---------------------------------------
Its  Vice President

Accepted and agreed to this 11th day of
June, 1997.

EMPIRE INDUSTRIES, INC.

By   /s/ Lawrence Geller
---------------------------------------
Its  Vice President and General Counsel


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          The undersigned Guarantor hereby acknowledges that it
has read the foregoing letter and all previous amendments and modifications of the Loan Agreement and hereby reaffirms its guaranty of the obligations of the Borrower this 11th day of June, 1997.

                           EMPIRE OF CAROLINA, INC.

                           By   /s/ Lawrence Geller
                           --------------------------------------------
                           Its  Vice President and General Counsel